================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       SPLASH TECHNOLOGY HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                       SPLASH TECHNOLOGY HOLDINGS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD FEBRUARY 26, 1997

TO THE STOCKHOLDERS OF SPLASH TECHNOLOGY HOLDINGS, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Splash Technology Holdings, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, February 26, 1997 at 9:00 a.m., local time, at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086 for the following purposes:

  1. To elect one Class I director to serve for a three year term expiring upon the Meeting of Stockholders in 2000 or until his or her successor is elected.

  2. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on January 10, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
February 3, 1997


 IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

                       SPLASH TECHNOLOGY HOLDINGS, INC.

                               ----------------

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of the Board of Directors of Splash Technology Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held February 26, 1997 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086. The telephone number of the Company's offices is (415) 328-6300.

  These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended September 30, 1996, including financial statements, were mailed on or about February 3, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

  Stockholders of record at the close of business on January 10, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 12,044,750 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of directors.

  The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

  Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with such holding. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than October 6, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTOR

NOMINEE

  The number of directors authorized by the Company's Bylaws is currently fixed by the Board at five. The Company's Amended and Restated Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Currently there is one director in Class I, there are two directors in Class II and there are two directors in Class III.

  One Class I director is to be elected at the Annual Meeting. The Class I director elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2000 or until his or her successor has been duly elected and qualified. The term of each Class II director will expire at the Annual Meeting of Stockholders in 1998. The term of each Class III director will expire at the Annual Meeting of Stockholders in 1999.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's one nominee named below, who is currently a director of the Company. In the event that the nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that the nominee listed below will be unable or will decline to serve as a director.

  The name of the one Class I nominee for director and certain information about him is set forth below. The names of, and certain information about, the current Class II and Class III directors with unexpired terms are also set forth below.

             NAME               AGE          PRINCIPAL OCCUPATION
             ----               ---          --------------------
NOMINEE FOR CLASS I DIRECTOR
Peter Y. Chung                  29  Vice President, Summit Partners, L.P.
CONTINUING CLASS II DIRECTORS
Charles W. Berger               42  Chief Executive Officer, Radius Inc.
Lawrence G. Finch               62  General Partner, Sigma Partners, L.P.
CONTINUING CLASS III DIRECTORS
Kevin K. Macgillivray           37  President, Chief Executive Officer,
                                     Splash Technology Holdings, Inc.
Gregory M. Avis                 38  General Partner, Summit Partners, L.P.

  Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

  Peter Y. Chung has been a director of the Company since its formation in December 1995. Mr. Chung has served as a Vice President at Summit Partners, L.P., a venture capital partnership, since January 1997. From August 1994 to January 1997, Mr. Chung served as a Senior Associate at Summit Partners, L.P. From August 1989 to July 1992, Mr. Chung was employed by Goldman, Sachs & Co., an investment banking firm. Mr. Chung received an A.B. in Economics from Harvard College and an M.B.A. from Stanford University.

  Charles W. Berger has been a director of the Company since January 1996. Mr. Berger has served as Chief Executive Officer and a director of Radius Inc., a manufacturer of computer video cards and display products, since March 1993 and has been the Chairman of the Board of Directors of Radius Inc. since March 1994. From April 1992 until he joined Radius Inc., Mr. Berger was Senior Vice President, Worldwide Sales, Operations and Support for Claris Corporation, a software subsidiary of Apple Computer, Inc., a personal computer manufacturer, that develops and markets application software. From March 1989 to April 1992, Mr. Berger held various executive positions at Sun Microsystems, Inc. and its subsidiaries. Mr. Berger received a B.S. in Business Administration from Bucknell University and an M.B.A. from Santa Clara University.

  Lawrence G. Finch has been a director of Splash since January 1996. Mr. Finch has served as a General Partner of Sigma Partners, L.P., a venture capital firm, since January 1989. Mr. Finch is also a director of International Network Services, a networking services company, and Phoenix Technologies Ltd., a developer of computer firmware and software.

  Kevin K. Macgillivray has served as President, Chief Executive Officer and a director of the Company since January 1996. From April 1995 until January 1996, Mr. Macgillivray was Vice President and General Manager of the Publishing Division of Radius Inc., a manufacturer of computer video cards and display products. From May 1993 to April 1995, Mr. Macgillivray held other managerial positions within Radius Inc. and SuperMac Technology, Inc., which merged into Radius Inc. in 1994. From May 1991 to May 1993, Mr. Macgillivray was Vice President and General Manager of Oce Graphics USA, a computer peripherals manufacturer. Mr. Macgillivray received a B.S. in Mechanical Engineering from Stanford University.

  Gregory M. Avis has been a director of the Company since its formation in December 1995. Mr. Avis has served as a General Partner of Summit Partners, L.P., a venture capital partnership, since 1987 and has served as a Managing Partner of Summit Partners, L.P. since 1990. Mr. Avis is also a director of CMG Information Services, Inc., a direct marketing service provider, Digital Link Corporation, a manufacturer of digital access products for wide area networks, and Powerwave Technologies, Inc., a designer and manufacturer of amplifiers. Mr. Avis received a B.A. in Political Economy from Williams College and an M.B.A. from Harvard Business School.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of six meetings from the Company's incorporation on December 20, 1995 through September 30, 1996 ("Fiscal 1996"). During Fiscal 1996, no director attended fewer than 75% of the meetings of the Board of Directors or the committees upon which such director served while such director served as a director.

  The Board of Directors established an Audit Committee and a Compensation Committee in connection with the Company's initial public offering in October 1996. The Board of Directors has no nominating committee or any committee performing similar functions.

  The Audit Committee currently consists of Directors Chung and Finch. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee has held two meetings since its formation.

  The Compensation Committee currently consists of Directors Avis and Berger. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. The Compensation Committee has held two meetings since its formation.

COMPENSATION OF DIRECTORS

  Directors receive no cash remuneration for serving on the Board of Directors, although directors are reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. Non-employee directors are eligible to receive stock options under the 1996 Stock Option Plan.

VOTE REQUIRED

  The one nominee receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as the Class I director. Votes withheld from the director will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum but will have no other legal effect upon the election of the director.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEE SET FORTH HEREIN.

                            ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

  The following table sets forth a summary of (i) the compensation paid by Radius Inc., the Company's predecessor business, during the fiscal year ended September 30, 1995 and (ii) the compensation paid by Radius Inc. for the four months ended January 31, 1996 and paid by the Company for the eight months ended September 30, 1996 to the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers (collectively, the "Named Executive Officers") for services rendered in all capacities to Radius Inc. and the Company.

                          SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                    ANNUAL COMPENSATION         COMPENSATION AWARDS
                              -------------------------------- ---------------------
                                                               RESTRICTED SECURITIES
   NAME AND PRINCIPAL                   INCENTIVE OTHER ANNUAL   STOCK    UNDERLYING    ALL OTHER
        POSITION         YEAR SALARY(1)   BONUS   COMPENSATION   AWARDS   OPTIONS(2) COMPENSATION(3)
   ------------------    ---- --------- --------- ------------ ---------- ---------- ---------------
Kevin K. Macgillivray... 1996 $163,077  $184,100      --          --        48,124        $691
 President, Chief        1995  137,711    35,500      --          --           --          --
 Executive Officer and
 Director
Joan P. Platt(4)........ 1996   68,019    32,875      --          --        96,659         476
 Vice President, Finance 1995      --        --       --          --           --          --
 and Administration and
 Chief Financial Officer
Timothy D. Kleffman..... 1996  131,538   123,240      --          --        48,124         696
 Vice President,         1995  127,284    36,000      --          --           --          --
 Engineering Operations
Christine A. Beheshti... 1996  131,538    65,500      --          --        48,124         671
 Vice President,
 Software Engineering    1995  125,000    24,000      --          --           --          --

--------
(1) Includes compensation deferred by the employee under the Company's qualified 401(k) retirement plan.
(2) Consists of options to purchase shares of the Company's Common Stock under the Company's 1996 Stock Option Plan.
(3) Consists of vested contributions made by the Company under its qualified 401(k) retirement plan.
(4) The Company hired Ms. Platt on March 29, 1996.

OPTION GRANTS AND EXERCISES

  The following table sets forth certain information with respect to stock option grants during Fiscal 1996 to the Named Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                         OPTION GRANTS IN FISCAL 1996

                                                                        POTENTIAL
                                                                       REALIZABLE
                                      INDIVIDUAL GRANTS                 VALUE AT
                         ------------------------------------------- ASSUMED ANNUAL
                                     PERCENT OF                      RATES OF STOCK
                         NUMBER OF     TOTAL                              PRICE
                         SECURITIES   OPTIONS                         APPRECIATION
                         UNDERLYING  GRANTED TO  EXERCISE            FOR OPTION TERM
                          OPTIONS   EMPLOYEES IN OR BASE  EXPIRATION ---------------
          NAME            GRANTED   FISCAL YEAR   PRICE      DATE     5%      10%
          ----           ---------- ------------ -------- ---------- ------- -------
Kevin K. Macgillivrary..   48,124        5.5%     $0.14    2/21/06   $ 4,237 $10,738
Joan P. Platt...........   96,659       11.1       0.29    3/29/06    17,629  44,674
Timothy D. Kleffman.....   48,124        5.5       0.14    2/21/06     4,237  10,738
Christine A. Beheshti...   48,124        5.5       0.14    2/21/06     4,237  10,738

  The following table sets forth information with respect to options exercised in Fiscal 1996 by the Named Officers and the value of unexercised options at September 30, 1996.

         AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND YEAR-END VALUES

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                     OPTIONS AT          IN-THE-MONEY OPTIONS AT
                           SHARES                SEPTEMBER 30, 1996        SEPTEMBER 30, 1996
                          ACQUIRED    VALUE   ------------------------- -------------------------
          NAME           ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- -------- ----------- ------------- ----------- -------------
Kevin K. Macgillivray...   48,124    $41,387      --           --          $ --         $ --
Joan P. Platt...........   96,659     68,628      --           --            --           --
Timothy D. Kleffman.....   48,124     41,387      --           --            --           --
Christine A. Beheshti...   48,124     41,387      --           --            --           --

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  The Company currently has no employment contract in effect with its Chief Executive Officer or any other Named Executive Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During Fiscal 1996, the Compensation Committee of the Board of Directors consisted of Messrs. Avis and Berger. Neither of these individuals were at any time since the formation of the Company an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following is the report to the Board of Directors describing compensation policies and rationales applicable to the Company's executive officers with respect to compensation paid to such executive officers for Fiscal 1996. The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

  The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Committee is comprised of the members named above, none of whom is an employee of the Company.

 Compensation Philosophy

  The general philosophy of the Company's compensation program is to offer executive officers competitive compensation based both on the Company's performance and on the individual's contribution and performance. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

  There are three main components in the Company's executive compensation program:


  .  Base Salary

  .  Incentive Bonus

  .  Stock Incentives

 Base Salary

  The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Committee with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies, generally in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

 Incentive Bonus

  Annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer.

 Stock Incentives

  The Company utilizes stock options as long term incentives to reward and retain executive officers. The Committee believes that this practice links management interests with stockholder interests and motivates executive officers to make long-term decisions that are in the best interests of the Company. The Committee also believes that executive officers and other key employees should own a significant percentage of the Company's stock. Generally, stock options vest over four years after the grant date and optionees must be employed by the Company at the time of vesting in order to exercise the options.

  The Committee believes that stock option grants provide an incentive which focuses the executives' attention on the Company from the perspective of an owner with an equity stake in the business. Because options are typically granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, the Company's stock options are tied to the future performance of the Company's Common Stock and will provide value to the recipient only when the price of the Company's stock increases above the exercise price, that is, only to the extent that stockholders as a whole have benefitted.

 Compensation of the Chief Executive Officer

  Kevin K. Macgillivray has been the Company's Chief Executive Officer since January 1996. Mr. Macgillivray received a bonus of $184,100 for the year ended September 30, 1996. The bonus was determined in accordance with the practices described above. In February 1996, Mr. Macgillivray was granted an option to purchase 48,124 shares of Common Stock at a price of $0.14 per share, which represented the fair market value of the Common Stock on the date of grant.

                                          THE COMPENSATION COMMITTEE

                                          Gregory M. Avis
                                          Charles W. Berger

PERFORMANCE GRAPH

  The following line graph compares the cumulative total stockholder return for the Company's Common Stock with the Nasdaq U.S. Index and the Hambrecht & Quist Technology Index (the "Peer Group") for the period commencing October 9, 1996 and ending December 31, 1996. The graph assumes that $100 was invested on the date of the Company's initial public offering, October 9, 1996, and that all dividends are reinvested. In accordance with the guidelines of the SEC, the stockholder return for each entity in the Peer Group has been weighted on the basis of market capitalization as of each measurement date set forth in the graph. Historic stock price performance should not be considered indicative of future stock price performance.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         AMONG SPLASH, NASDAQ STOCK MARKET-US AND HAMBRECHT & QUIST TECHNOLOGY

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period                          NASDAQ STOCK   HAMBRECHT & QUIST
(Fiscal Year Covered)        SPLASH         MARKET-US      TECHNOLOGY
---------------------        ------         ------------   -----------------
Measurement Pt-  10/09       $100.00        $100.00        $100.00
FYE   10/16                  $136.36        $101.05        $100.85
FYE   10/23                  $128.41        $ 99.18        $ 98.32
FYE   10/30                  $125.00        $ 97.44        $ 95.66
FYE   11/06                  $193.18        $100.61        $100.58
FYE   11/13                  $220.45        $101.84        $102.56
FYE   11/20                  $184.09        $102.18        $103.71
FYE   11/27                  $180.68        $103.99        $106.11
FYE   12/04                  $197.73        $104.77        $107.99
FYE   12/11                  $206.82        $105.75        $109.12
FYE   12/18                  $200.00        $103.83        $106.40
FYE   12/24                  $195.45        $104.01        $105.21
FYE   12/31                  $195.45        $104.29        $104.23

SECURITY OWNERSHIP

  The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of January 10, 1997 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and each nominee, (iii) each Named Officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                           NUMBER OF PERCENT OF
           NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES   TOTAL(1)(2)
           ------------------------------------            --------- -----------
Summit Partners, L.P.(3)(4)............................... 5,888,749    48.9%
 499 Hamilton Avenue, Suite 200
 Palo Alto, CA 94301
Gregory M. Avis(3)(4)..................................... 5,888,749    48.9
Peter Y. Chung(3)(4)......................................       --      --
Sigma Partners, L.P.(5)(6)................................   661,249     5.5
 2884 Sand Hill Road, Suite 121
 Menlo Park, CA 94025
Lawrence G. Finch(5)(6)...................................   661,249     5.5
Radius Inc.(7)............................................ 1,741,127    14.5
 215 Moffett Park Drive
 Sunnyvale, CA 94089
Charles W. Berger(7)...................................... 1,741,127    14.5
Kevin K. Macgillivray(8)..................................   282,216     2.3
Joan P. Platt(9)..........................................   116,659     1.0
Timothy D. Kleffman(10)...................................   213,706     1.8
Christine A. Beheshti(11).................................   165,161     1.4
All directors and executive officers as a group
 (8 persons)(3)(5)(7)(12)................................. 9,068,867    74.7

--------
*  Percentage of shares beneficially owned is less than one percent of total.

(1) Beneficial ownership is determined in accordance with the rules of Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of January 10, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2) Percentage of ownership is based on 12,044,750 shares of Common Stock outstanding on January 10, 1997.

(3) Includes 5,254,812, 224,175 and 409,762 shares of Common Stock held of record by Summit Ventures IV, L.P., Summit Investors III, L.P. and Summit Subordinated Debt Fund, L.P., respectively. Summit Partners IV, L.P. is a General Partner of Summit Ventures IV, L.P. and Summit Partners SD, L.P. is a General Partner of Summit Subordinated Debt Fund, L.P. Stamps. Woodsum & Co., IV is a General Partner of Summit Ventures IV, L.P. and Stamps, Woodsum & Co., III is a General Partners of Summit Subordinated Debt Fund, L.P. Gregory M. Avis, a director of the Company, is a General Partner of Stamps, Woodsum & Co., III, Stamps, Woodsum & Co., IV and Summit Investors III, L.P. See Note (4).

(4) Includes shares described in Note (3) above. Mr. Avis, a director of the Company, is a general partner of affiliates of Summit Partners, L.P. Mr. Avis exercises shared investment and voting power with respect to such shares, but disclaims beneficial ownership of such shares.

(5) Includes 551,792, 100,484 and 8,973 shares of Common Stock held by Sigma Partners III, L.P., Sigma Associates III, L.P., and Sigma Investors III, L.P., respectively. Sigma Management III is a General Partner of Sigma Partners III, L.P., Sigma Associates III, L.P. and Sigma Investors III, L.P. Mr. Finch, a director of the Company, is General Partner of Sigma Partners, L.P. and Sigma Management III. See Note (6).

(6) Includes shares described in Note (5) above. Mr. Finch, a director of the Company, is a general Partner of Sigma Partners, L.P. Mr. Finch exercises shared investment and voting power with such shares, but disclaims beneficial ownership of such shares.

(7) Includes 1,741,127 shares beneficially owned by Radius Inc. Mr. Berger, a director of the Company, is Chairman of the Board of Directors and Chief Executive Officer of Radius Inc. Mr. Berger exercises shared investment and voting power with such shares, but disclaims beneficial ownership of such shares.

(8) Includes 242,216 shares that are subject to a right of repurchase in favor of the Company which expires ratably through February 2000. Also includes 40,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

(9) Includes 96,659 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 20,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

(10) Includes 193,706 shares that are subject to a right of repurchase in favor of the Company which expires ratably through February 2000. Also includes 20,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

(11) Includes 145,161 shares that are subject to a right of repurchase in favor of the Company which expires ratably through February 2000. Also includes 20,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

(12) Includes 677,742 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 100,000 shares issuable upon the exercise of options which vest over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to Fiscal 1996, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
February 3, 1997

                        SPLASH TECHNOLOGY HOLDINGS, INC.
                    PROXY for Annual Meeting of Stockholders
                          To Be Held February 26, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned stockholder of SPLASH TECHNOLOGY HOLDINGS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 3, 1997, and hereby appoints Kevin K. Macgillivray and Joan P. Platt, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SPLASH TECHNOLOGY HOLDINGS, INC. to be held at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086 on Wednesday, February 26, 1997 at 9:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.   Election of Director      NOMINEE:  Peter Y. Chung

     For     Withheld

     [_]      [_]

2. To vote or otherwise represent the shares on any and all other business which may properly come before the meeting or any adjournment or adjournments thereof, according to their discretion and in their discretion.

     MARK HERE FOR ADDRESS CHANGE AND      [_]
     NOTE NEW ADDRESS IN SPACE TO THE LEFT.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.


SIGNATURE(S)______________________________________________      DATE____________